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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         March 15, 2007 (March 15, 2007)

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

            Maryland                   001-32136               20-0057959
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        (State or other               (Commission             (IRS Employer
        jurisdiction of               File Number)         Identification No.)
         incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553


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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 8.01   OTHER EVENTS.

         On March 15, 2007, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that it has received a distribution of approximately $16 million from 2170-2178 Broadway Owner LLC, an entity in which the Company owned a 33.33% profits interest. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit Number
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            99.1            Press Release, dated March 15, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2007                     ARBOR REALTY TRUST, INC.


                                          By:    /s/ Walter K. Horn
                                                 -------------------------------
                                          Name:  Walter K. Horn
                                          Title: General Counsel, Secretary and
                                                 Director of Compliance

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                                  EXHIBIT INDEX

         Exhibit Number
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            99.1            Press Release, dated March 15, 2007.

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